UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2026

INVESCO DB US DOLLAR INDEX TRUST
(Registrant)
INVESCO DB US DOLLAR INDEX BULLISH FUND
;
INVESCO DB US DOLLAR INDEX BEARISH FUND
(Co-Registrants)
(Exact name of registrant as specified in its charter)

Delaware	001-33317; 001-33318; and 001-33314	87-0778084 (Invesco DB US Dollar Index Bearish Fund) 87-0778082 (Invesco DB US Dollar Index Bullish Fund
(State or other jurisdiction of incorporation)	(Commission File Numbers)	( I.R.S. Employer Identification Nos.)

c/o Invesco Capital Management LLC 3500 Lacey Road , Suite 700 Downers Grove , Illinois	60515
(Address of principal executive offices)	(Zip Code)
(
800
)
983-0903
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units of Beneficial Interest	UUP	NYSE Arca, Inc
Common Units of Beneficial Interest	UDN	NYSE Arca, Inc
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
On July 31, 2026, the Board of Managers of Invesco Capital Management LLC (the “Managing Owner”), the managing owner of the Invesco DB US Dollar Index Trust and each of its underlying series, Invesco DB US Dollar Index Bearish Fund and Invesco DB US Dollar Index Bullish Fund (collectively, the “Funds”), appointed Mr. Matthew Casaccia to serve on the Board of Managers of the Managing Owner, effective as of the close of business on August 3, 2026 (the “Effective Date”). Mr. Casaccia will also serve as a member of the Audit Committee of the Board of Managers. Mr. Casaccia will replace Mr. Jordan Krugman, who, as previously disclosed, gave notice of his resignation from the Board of Managers of the Managing Owner as of the Effective Date.
There are no arrangements or understandings between Mr. Casaccia and any other person pursuant to which Mr. Casaccia was appointed to serve on the Board of Managers of the Managing Owner. There are no transactions or proposed transactions between Mr. Casaccia and the Invesco DB US Dollar Index Trust or the Funds, that would be required to be reported under Item 404(a) of Regulation
S-K.
Matthew Casaccia
(43) is Senior Director of Financial Planning and Analysis for Investments (since December 2023) and Global Product (since March 2025) with Invesco Ltd, a global investment management company affiliated with the Managing Owner. In this capacity, Mr. Casaccia is responsible for general management support, in addition to executing on various strategic initiatives and overseeing the financial framework for these business units. He also has served as a member of the Board of Managers of the Managing Owner since August 2026. Prior to these roles, Mr. Casaccia served as Senior Manager, Financial Planning and Analysis for Wealth Management Intermediaries, which is the distribution organization with Invesco Ltd, since May 2019. Overall, he has spent the last 17 years with Invesco Ltd with experience in finance, distribution and the North American transfer agency. Mr. Casaccia holds a BS in Business Administration from Stephen F. Austin State University. Mr. Casaccia’s application as a principal of the Managing Owner is being prepared for submission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
Name: Adam Henkel
Date: August 3, 2026
Title: Secretary

Invesco DB US Dollar Index Bullish Fund, a series of Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
Name: Adam Henkel
Date: August 3, 2026
Title: Secretary

Invesco DB US Dollar Index Bearish Fund, a series of Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
Name: Adam Henkel
Date: August 3, 2026
Title: Secretary